Supplemental Agreement No. 87

to

Purchase Agreement No. 1810

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-7H4 and 737-8H4 Aircraft

THIS SUPPLEMENTAL AGREEMENT is entered into as of _May_____2______________, 2014, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer).

Buyer and Boeing entered into Purchase Agreement No. 1810 dated January 19, 1994, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing Model 737-7H4 aircraft (737-7H4 Aircraft) and 737-8H4 aircraft (737-8H4 Aircraft); and this Supplemental Agreement is an amendment to and is incorporated into the Purchase Agreement.

WHEREAS, Boeing and Buyer agree to amend the Purchase Agreement by revising the delivery months of two (2) Block 800LUV Aircraft identified by MSN 36655 and MSN 36656 (collectively, Subject Aircraft) to June 2015.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.The Table of Contents of the Purchase Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Purchase Agreement by this reference.

2. Table 1c, “Aircraft Information Table - Block 800LUV Aircraft (non-ETOPS Configuration),” to the Purchase Agreement is deleted in its entirety and a new Table 1c is attached hereto and incorporated into the Purchase Agreement by this reference. The new Table 1c reflects the revised delivery month of June 2015 for the Subject Aircraft and assigns Manufacturer Serial Numbers to aircraft previously identified as “tbd” in June 2014 and July 2014.

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

P.A. No. 1810	SA-87-1

3.Attachment B to Exhibit E, “Buyer Furnished Equipment Provisions Document,” is deleted in its entirety and a new Attachment B (identified by “SA-87”) is attached hereto and incorporated into the Purchase Agreement by this reference.

4.Attachment A to Letter Agreement No. SWA-PA-1810-LA-1001315R3, *** is deleted in its entirety and a new Attachment A (identified by “SA-87”) is attached hereto and incorporated into the Purchase Agreement by this reference.

5.As a result of the revised delivery month of the Subject Aircraft, an excess in Advance Payments made by Buyer to Boeing exists in the amount of ***. Boeing will retain such excess amounts until the next Advance Payment is due, at which time Buyer may reduce the amount of such Advance Payment by ***. A reconciliation regarding changes in Advance Payments arising from this Supplemental Agreement will be provided separately to Buyer by Boeing.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST aIRLINES cO.

By: /s/ Jeff Solomon	By: _/s/ Chris Monroe_______

Its: Attorney‑In‑Fact	Chris Monroe Its: VP, Treasurer_____________

P.A. No. 1810	SA-87-2

	Page	SA
	Number	Number

ARTICLES

1.	Subject Matter of Sale 1-1	SA-82

2.	Delivery, Title and Risk
	of Loss 2-1	SA-28

3.	Price of Aircraft 3‑1	SA-82

4.	Taxes 4-1

5.	Payment 5‑1

6.	Excusable Delay 6‑1

7.	Changes to the Detail
	Specification 7-1	SA-73
8.	Federal Aviation Requirements and
Certificates and Export License 8-1
9.	Representatives, Inspection,
Flights and Test Data 9-1
10.	Assignment, Resale or Lease 10‑1

11.	Termination for Certain Events 11‑1

12.	Product Assurance; Disclaimer and
Release; Exclusion of Liabilities;
Customer Support; Indemnification
and Insurance 12-1
13.	Buyer Furnished Equipment and
Spare Parts 13-1
14.	Contractual Notices and Requests 14‑1

15.	Miscellaneous 15‑1

P.A. No. 1810	i
K/SWA		SA-87

SA
Number

TABLE

1a	Aircraft Information Table - Block 700LUV Aircraft	SA-85

1b	Aircraft Information Table - Block 700LUV Aircraft	SA-82

1c	Aircraft Information Table - Block 800LUV Aircraft	SA-87
(non-ETOPS Configuration)

EXHIBITS

A-5	Aircraft Configuration - Block 700LUV Aircraft	SA-75

A-6	Aircraft Configuration - Block 800LUV Aircraft	SA-75

A-7	Aircraft Configuration - Block 800LUV Aircraft	SA-84
(non-ETOPS Configuration)

B	***	SA-75

C	Customer Support Document

C-2	737-800 Customer Support Document	SA-75

D-2	Economic Price Adjustment	SA-75
ECI-MFG/CPI (July 2011 Base Price)

E	Buyer Furnished Equipment	SA-75
Provisions Document
Attachment A - 737-7H4 Aircraft (through 2012)
	Attachment B - 737-8H4 Aircraft (2012-2018)	SA-87

F	Defined Terms Document

LETTER AGREEMENTS

1810-1R1	Waiver of Aircraft Demonstration Flight	SA-75

P.A. No. 1810	ii
K/SWA		SA-87

SA
Number

RESTRICTED LETTER AGREEMENTS

6‑1162‑RLL‑932R3	***	SA-75

6‑1162‑RLL‑934R5	Disclosure of Confidential	SA-75
Information

6‑1162‑RLL‑941R3	Other Matters	SA-75

6-1162-KJJ-055R1	Structural Matters	SA-25

6-1162-KJJ-056	Noise and Emission Matters	SA-13

6-1162-KJJ-057	Product Development Matters	SA-13

SWA-PA-1810-LA-1001315R3	***	SA-85
	Attachment A	SA-87

SWA-PA-1810-LA-1003498 R1	***	SA-75

SWA-PA-1810-LA-1003490R2	***	SA-82

SWA-PA-1810-LA-1003367R1	***	SA-75

SWA-PA-1810-LA-1105883	Aircraft Model Substitution	SA-75

SWA-PA-1810-LA-1105884	Option Aircraft	SA-75
	Attachment B - Option Aircraft Information Table	SA-83

SWA-PA-1810-LA-1105885R2	***	SA-84

SWA-PA-1810-LA-1105886R1	***	SA-82

SWA-PA-1810-LA-1105887	***	SA-75

P.A. No. 1810	iii
K/SWA		SA-87

SA
Number

SWA-PA-1810-LA-1105888R4	***	SA-85

SWA-PA-1810-LA-1105889	***	SA-75

SWA-PA-01810/03729-LA-1301169	***	SA-83

SWA-PA-1810-LA-1303010	***	SA-85

ADDITIONAL LETTERS (FOR REFERENCE) - INACTIVE (as of SA-82)
6-1162-MSA-288 Business Offer - Enhanced Ground Proximity
Warning System (EGPWS) - Activiation - Peaks
and Obstacles Feature
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

6-1162-JMG-501R2 Business Offer - ACARS package
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

TABLE

Table	Title	Last Updated under SA	Current Status
1	Aircraft Information Table	SA-75	Inactive
2	Option Aircraft Information	SA-74	Deleted under
	Table		SA-75

EXHIBITS

Exhibits	Title	Last Updated under SA	Current Status
A	Aircraft Configuration - 737- 700	SA-36	Inactive
A-Winglet	Aircraft Configuration	SA-36	Inactive
A-1-Winglet	Aircraft Configuration	SA-36	Inactive
A-1A	Aircraft Configuration - 737-700 Block T-W-2c	SA-36	Inactive
A-2	Aircraft Configuration - 737-700 Block T-W-2 / T-W-2a	SA-47	Inactive
A-3	Aircraft Configuration - 737-700 Block T-W-2 / T-W-2a	SA-61	Inactive

P.A. No. 1810	iv
K/SWA		SA-87

Exhibits	Title	Last Updated under SA	Current Status
A-4	Aircraft Configuration - 737-700 Block T-W-2b Aircraft	SA-66	Inactive
C.2	737-800 Customer Support Variables	SA-71	Deleted under SA-75
D	Price Adjustment Due to Economic Fluctuations - Aircraft Price Adjustment (July 1992 Base Price)		Inactive
D-1	Price Adjustment Due to Economic Fluctuations - Aircraft Price Adjustment (July 1999 Base Price)	SA-13	Inactive
E.2	737-800 Buyer Furnished Equipment Provisions Document	SA-73	Deleted under SA-75

RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
6‑1162‑RLL‑933R21	Option Aircraft	SA-60	Deleted under SA-75
6‑1162‑RLL‑935R1	Performance Guarantees	SA-1	Inactive
6‑1162‑RLL‑936R4	Certain Contractual Matters	SA-4	Inactive
6‑1162‑RLL‑937	Alternate Advance Payment Schedule		Inactive
6‑1162‑RLL‑938	***		Inactive
6‑1162‑RLL‑939R1	Certification Flight Test Aircraft	SA-1	Inactive
6‑1162‑RLL‑940R1	Training Matters	SA-1	Inactive
6‑1162‑RLL‑942	Open Configuration Matters		Inactive
6‑1162‑RLL‑943R1	Substitution Rights	SA-6	Deleted under SA 75
6‑1162‑RLL‑944	***		Inactive
6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4 Block Fuel Burn		Inactive
6-1162-RLL-1855R3	Additional Contractual Matters	SA-4	Inactive
6-1162-RLL-1856	***	SA-1	Inactive
6-1162-RLL-1857	Service Ready Validation Program Field Test	SA-1	Inactive
6-1162-RLL-1858R1	Escalation Matters	SA-4	Inactive
6-1162-RLL-2036	Amortization of Costs for Customer Unique Changes	SA-1	Inactive

P.A. No. 1810	v
K/SWA		SA-87

Letter Agreement	Title	Last Updated under SA	Current Status
6-1162-RLL-2037	Reconciliation of the Aircraft Basic Price	SA-1	Inactive
6-1162-RLL-2073	Maintenance Training Matters	SA-1	Inactive
6-1162-KJJ-058R1	Additional Substitution Rights	SA-71	Deleted under SA-75
6-1162-KJJ-150	Flight Control Computer & Mode Control Panel Spares Matter	SA-14	Inactive
6-1162-MSA-185R3	Delivery Change Contractual Matters	SA-21	Inactive
6-1162-JMG-747R1	***	SA-36	Inactive
6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32	Inactive
6-1162-NIW-606R1	***	SA-36	Inactive
6-1162-NIW-640	Early Delivery of Two April 2004 Aircraft	SA-35	Inactive
6-1162-NIW-889	Warranty - Exterior Color Schemes and Markings for YA143 and on	SA-39	Inactive
6-1162-NIW-1142	***	SA-43	Inactive
6-1162-NIW-1369	***	SA-46	Inactive
6-1162-NIW-1983	***	SA-62	Inactive
SWA-PA-1810-LA-1000419	***	SA-64	Inactive
6-1162-NIW-890R1	~~***~~	SA-75 SA-39	Inactive
6-1162-KJJ-054R2	Business Matters	SA-75	Inactive
6-1162-JMG-669R9	***	SA-75 SA-75 SA-54	Inactive
SWA-PA-1810-LA-02710R1	***	SA-72	Inactive

P.A. No. 1810	vi
K/SWA		SA-87

Table 1c to
Purchase Agreement No. PA-1810
Aircraft Delivery, Description, Price and Advance Payments
Block 800LUV Aircraft (non-ETOPS Configuration)

Airframe Model/MTOW: 737-800			174200 pounds			Detail Specification: D019A001SWA38P-1 Rev C (3/29/2013)
Engine Model/Thrust: CFM56-7B27			27300 pounds	Note 1		Base Aircraft Price Base Year/Escalation Formula:			Jul-11	ECI-MFG/CPI
Base Aircraft Price:			***			Engine Price Base Year/Escalation Formula:			N/A	N/A
Special Features: ***
Add'l Features/Changes ***
Total Special Features (Exhibit A-7) ***
Sub-Total of Airframe and Features: ***						Aircraft Price Escalation Data:
Engine Price (Per Aircraft):			***			Base Year Index (ECI):			***
Aircraft Basic Price (Excluding BFE/SPE): ***						Base Year Index (CPI):			***
Buyer Furnished Equipment (BFE) Estimate: ***
Seller Purchased Equipment (SPE) Estimate: ***

		Escalation	Aircraft			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Serial	Escalation	Sub-Block	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	Number	Forecast	Note 2	Price Per A/P	***	***	***	***
Sep-2013	3	***	36933, 36912, 36914	***		***	***	***	***	***
Nov-2013	3	***	36915, 33939, 42526	***		***	***	***	***	***
Dec-2013	3	***	36917, 36919, 36731	***		***	***	***	***	***
Mar-2014	2	***	37004, 36896	***		***	***	***	***	***
Apr-2014	3	***	42384, 36894, 36895	***		***	***	***	***	***
May-2014	3	***	36897, 42385, 42521	***		***	***	***	***	***
Jun-2014	4	***	36898, 36905, 42522, 42523	***		***	***	***	***	***
Jun-2014	2	***	60082, 60083	***	OPEX	***	***	***	***	***
Jul-2014	1	***	36911	***		***	***	***	***	***
Jul-2014	3	***	60084, 60085, 60086	***	OPEX	***	***	***	***	***
Aug-2014	6	***	36907, 42524,35973, 42525, 36935, 42528	***		***	***	***	***	***
Sep-2014	2	***	42527, 42531	***		***	***	***	***	***

SWA-PA-01810		SA-87
63879 / 63887 / 64110 / 64111 / 66379 / 68788	Boeing Proprietary	Page 1

Table 1c to
Purchase Agreement No. PA-1810
Aircraft Delivery, Description, Price and Advance Payments
Block 800LUV Aircraft (non-ETOPS Configuration)

		Escalation	Aircraft			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Serial	Escalation	Sub-Block	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	Number	Forecast	Note 2	Price Per A/P	***	***	***	***
Oct-2014	2	***	36909, 36920	***		***	***	***	***	***
Nov-2014	1	***	36971	***		***	***	***	***	***
Dec-2014	2	***	37037, 37045	***		***	***	***	***	***
Dec-2014	2	***	42529, 42530	***		***	***	***	***	***
Jan-2015	2	***	36899, 42535	***		***	***	***	***	***
Feb-2015	3	***	36901, 36654, 36906	***		***	***	***	***	***
Mar-2015	2	***	36902, 36936	***		***	***	***	***	***
Apr-2015	2	***	36649, 36652	***		***	***	***	***	***
May-2015	2	***	36903, 36657	***		***	***	***	***	***
Jun-2015	2	***	36655, 36656	***		***	***	***	***	***
Nov-2015	3	***	36937, 36715, 36940	***		***	***	***	***	***
Dec-2015	3	***	36941, 36734, 35976	***		***	***	***	***	***
Total:	61

Notes:
1) ***

2) The sub-block identifier is used to denote applicability of certain business terms as referenced in Letter Agreement SWA-PA-1810-LA-1105888R4 to the Purchase Agreement.

SWA-PA-01810		SA-87
63879 / 63887 / 64110 / 64111 / 66379 / 68788	Boeing Proprietary	Page 2

Attachment B to Exhibit E of PA 1810

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL737-7H4 and 737-8H4 AIRCRAFT

This Attachment B to Exhibit E of Purchase Agreement No. 1810 contains supplier selection dates, preliminary on-dock dates and other requirements applicable to the 737-7H4 Aircraft and 737-8H4 Aircraft.

1.    Supplier Section for 737-8H4 Aircraft.

Buyer will select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	~~March 1, 2011~~ Completed

Galley Inserts	~~March 1, 2011~~ Completed

Seats (passenger)	~~January 17, 2011~~ Completed

Miscellaneous Emergency Equipment	~~March 1, 2011~~ Completed

2.    Preliminary On-dock Dates for 737-7H4 aircraft & 737-8H4 Aircraft.
For planning purposes, preliminary BFE on-dock dates are set forth below:

Attachment B to Exhibit E of PA 1810		SA 87
	BOEING PROPRIETARY	Page 1

Preliminary On-Dock Dates Month of Delivery
Item	Mar 2012	Apr 2012	May 2012	Jun-2012	Jul 2012	Aug 2012	Sep 2012
Seats	1/23/2012	2/21/2012	3/22/2012	4/20/2012	5/22/2012	6/21/2012	7/23/2012
Galleys/Furnishings	1/16/2012	2/14/2012	3/15/2012	4/13/2012	5/15/2012	6/14/2012	7/16/2012
Antennas & Mounting Equipment	11/23/2011	12/21/2011	1/23/2012	2/20/2012	3/22/2012	4/20/2012	5/23/2012
Avionics	1/16/2012	2/14/2012	3/15/2012	4/13/2012	5/15/2012	6/14/2012	7/16/2012
Cabin Systems Equipment	1/16/2012	2/14/2012	3/15/2012	4/13/2012	5/15/2012	6/14/2012	7/16/2012
Miscellaneous Emergency Equipment	1/16/2012	2/14/2012	3/15/2012	4/13/2012	5/15/2012	6/14/2012	7/16/2012
Textiles/Raw Material	9/29/2011	10/28/2011	12/1/2011	1/10/2012	2/9/2012	3/9/2012	4/9/2012
Cargo Systems (Single Aisle Programs)	1/3/2012	1/31/2012	3/1/2012	3/30/2012	5/1/2012	5/31/2012	7/2/2012
Provision Kits (Single Aisle Programs)	9/2/2011	9/30/2011	11/1/2011	11/30/2011	1/3/2012	1/31/2012	3/2/2012
Radomes (Single Aisle Programs)	12/16/2011	1/13/2012	2/15/2012	3/13/2012	4/16/2012	5/14/2012	6/15/2012

Preliminary On-Dock Dates Month of Delivery
Item	Oct 2012	Nov 2012	Dec 2012	Jan-2013	Feb-2013	Mar-2013	Apr-2013
Seats	8/23/2012	9/20/2012	10/23/2012	11/20/2012	12/13/2012	1/23/2013	2/20/2013
Galleys/Furnishings	8/16/2012	9/13/2012	10/16/2012	11/13/2012	12/6/2012	1/16/2013	2/13/2013
Antennas & Mounting Equipment	6/22/2012	7/20/2012	8/23/2012	9/20/2012	10/12/2012	11/21/2012	12/20/2012
Avionics	8/16/2012	9/13/2012	10/16/2012	11/13/2012	12/6/2012	1/16/2013	2/13/2013
Cabin Systems Equipment	8/16/2012	9/13/2012	10/16/2012	11/13/2012	12/6/2012	1/16/2013	2/13/2013
Miscellaneous Emergency Equipment	8/16/2012	9/13/2012	10/16/2012	11/13/2012	12/6/2012	1/16/2013	2/13/2013
Textiles/Raw Material	5/10/2012	6/7/2012	7/11/2012	8/8/2012	8/29/2012	10/1/2012	10/29/2013
Cargo Systems (Single Aisle Programs)	8/2/2012	8/30/2012	10/2/2012	10/30/2012	11/21/2012	1/2/2013	1/30/2013
Provision Kits (Single Aisle Programs)	4/2/2012	4/30/2012	6/1/2012	6/29/2012	7/20/2012	9/4/2012	10/1/2012
Radomes (Single Aisle Programs)	7/16/2012	8/13/2012	9/17/2012	10/12/2012	11/6/2012	12/17/2012	1/13/2013

Attachment B to Exhibit E of PA 1810		SA 87
	BOEING PROPRIETARY	Page 2

Preliminary On-Dock Dates Month of Delivery
Item	Sep 2013	Oct 2013	Nov 2013
Seats	7/23/2013	8/22/2013	9/20/2013
Galleys/Furnishings	7/16/2013	8/15/2013	9/13/2013
Antennas & Mounting Equipment	5/23/2013	6/21/2013	7/19/2013
Avionics	7/16/2013	8/15/2013	9/13/2013
Cabin Systems Equipment	7/16/2013	8/15/2013	9/13/2013
Miscellaneous Emergency Equipment	7/16/2013	8/15/2013	9/13/2013
Textiles/Raw Material	4/9/2013	5/9/2013	6/7/2013
Cargo Systems (Single Aisle Programs)	7/2/2013	8/1/2013	8/30/2013
Provision Kits (Single Aisle Programs)	3/1/2013	4/1/2013	4/30/2013
Radomes (Single Aisle Programs)	6/17/2013	7/15/2013	8/13/2013

Preliminary On-Dock Dates Month of Delivery
Item	Dec 2013	Mar-2014	Apr 2014	May 2014	Jun 2014
Seats	10/23/2013	1/23/2014	2/20/2014	3/21/2014	4/22/2014
Galleys/Furnishings	10/16/2013	1/16/2014	2/13/2014	3/14/2014	4/15/2014
Antennas & Mounting Equipment	8/23/2013	11/22/2013	12/20/2013	1/21/2014	2/21/2014
Avionics	10/16/2013	1/16/2014	2/13/2014	3/14/2014	4/15/2014
Cabin Systems Equipment	10/16/2013	1/16/2014	2/13/2014	3/14/2014	4/15/2014
Miscellaneous Emergency Equipment	10/16/2013	1/16/2014	2/13/2014	3/14/2014	4/15/2014
Textiles/Raw Material	7/11/2013	10/1/2013	10/29/2013	11/27/2013	1/9/2014
Cargo Systems (Single Aisle Programs)	10/2/2013	1/2/2014	1/30/2014	3/1/2014	4/2/2014
Provision Kits (Single Aisle Programs)	6/3/2013	9/3/2013	9/30/2013	11/1/2013	12/2/2013
Radomes (Single Aisle Programs)	10/11/2013	12/16/2013	1/13/2014	2/14/2014	3/14/2014

Attachment B to Exhibit E of PA 1810		SA 87
	BOEING PROPRIETARY	Page 3

Preliminary On-Dock Dates Month of Delivery
Item	Jul 2014	Aug 2014	Sep 2014	Oct 2014	Nov 2014	Dec 2014	Jan 2015
Seats	5/21/2014	6/20/2014	7/23/2014	8/21/2014	9/23/2014	10/24/2014	11/18/2014
Galleys/Furnishings	5/14/2014	6/13/2014	7/16/2014	8/14/2014	9/16/2014	10/17/2014	11/11/2014
Antennas & Mounting Equipment	3/21/2014	6/13/2014	5/23/2014	6/20/2014	7/23/2014	8/25/2014	9/18/2014
Avionics	5/14/2014	4/21/2014	7/16/2014	8/14/2014	9/16/2014	10/17/2014	11/11/2014
Cabin Systems Equipment	5/14/2014	4/21/2014	7/16/2014	8/14/2014	9/16/2014	10/17/2014	11/11/2014
Miscellaneous Emergency Equipment	5/14/2014	4/21/2014	7/16/2014	8/14/2014	9/16/2014	10/17/2014	11/11/2014
Textiles/Raw Material	2/7/2014	3/10/2014	4/9/2014	5/8/2014	6/10/2014	7/14/2014	8/6/2014
Cargo Systems (Single Aisle Programs)	5/1/2014	5/30/2014	7/2/2014	7/31/2014	9/2/2014	10/3/2014	10/28/2014
Provision Kits (Single Aisle Programs)	1/2/2014	1/30/2014	3/3/2014	3/31/2014	5/2/2014	8/4/2014	6/27/2014
Radomes (Single Aisle Programs)	4/14/2014	5/13/2014	6/16/2014	7/14/2014	8/15/2014	9/17/2014	10/10/2014

Preliminary On-Dock Dates Month of Delivery
Item	Feb 2015	Mar 2015	Apr 2015	May 2015	Jun 2015
Seats	12/15/2014	1/22/2015	2/19/2015	3/23/2015	4/21/2015
Galleys/Furnishings	12/8/2014	1/15/2015	2/12/2015	3/16/2015	4/14/2015
Antennas & Mounting Equipment	10/15/2014	11/21/2014	12/19/2014	1/23/2015	2/23/2015
Avionics	12/8/2014	1/15/2015	2/12/2015	3/16/2015	4/14/2015
Cabin Systems Equipment	12/8/2014	1/15/2015	2/12/2015	3/16/2015	4/14/2015
Miscellaneous Emergency Equipment	12/8/2014	1/15/2015	2/12/2015	3/16/2015	4/14/2015
Textiles/Raw Material	8/29/2014	11/17/2014	10/28/2014	12/1/2014	1/8/2015
Cargo Systems (Singe Aisle Programs)	11/24/2014	1/2/2015	1/29/2015	3/2/2015	3/31/2015
Provision Kits (Single Aisle Programs)	7/24/2014	9/2/2014	9/29/2014	11/2/2015	11/25/2014
Radomes (Single Aisle Programs)	11/7/2014	12/15/2014	1/12/2015	2/16/2015	3/16/2015

Attachment B to Exhibit E of PA 1810		SA 87
	BOEING PROPRIETARY	Page 4

Preliminary On-Dock Dates Month of Delivery
Item	Nov 2015	Dec 2015	Jan 2016
Seats	9/22/2015	10/22/2015	11/18/2015
Galleys/Furnishings	9/15/2015	10/15/2015	11/11/2015
Antennas & Mounting Equipment	7/22/2015	8/21/2015	9/18/2016
Avionics	9/15/2015	10/15/2015	11/11/2015
Cabin Systems Equipment	9/15/2015	10/15/2015	11/11/2015
Miscellaneous Emergency Equipment	9/15/2015	10/15/2015	11/11/2015
Textiles/Raw Material	6/9/2015	7/10/2015	8/6/2015
Cargo Systems (Single Aisle Programs)	9/1/2015	10/1/2015	10/28/2015
Provision Kits (Single Aisle Programs)	5/1/2015	6/1/2015	6/29/2015
Radomes (Single Aisle Programs)	8/14/2015	9/15/2015	10/12/2015

Preliminary On-Dock Dates Month of Delivery
Item	Feb 2016	Mar 2016	Apr 2016	May 2016	Jun 2016	Jul 2016
Seats	12/15/2015	1/21/2016	2/19/2016	3/23/2016	4/21/2016	5/20/2016
Galleys/Furnishings	12/8/2015	1/14/2016	2/12/2016	3/16/2016	4/14/2016	5/13/2016
Antennas & Mounting Equipment	10/15/2015	11/20/2015	12/18/2015	1/22/2016	2/22/2016	3/21/2016
Avionics	12/8/2015	1/14/2016	2/12/2016	3/16/2016	4/14/2016	5/13/2016
Cabin Systems Equipment	12/8/2015	1/14/2016	2/12/2016	3/16/2016	4/14/2016	5/13/2016
Miscellaneous Emergency Equipment	12/8/2015	1/14/2016	2/12/2016	3/16/2016	4/14/2016	5/13/2016
Textiles/Raw Material	8/31/2015	9/29/2015	10/28/2015	12/2/2015	1/11/2016	2/9/2016
Cargo Systems (Single Aisle Programs)	11/24/2015	12/23/2015	1/29/2016	3/2/2016	3/31/2016	4/29/2016
Provision Kits (Single Aisle Programs)	7/24/2015	8/24/2015	9/29/2015	11/2/2105	12/1/2015	12/23/2015
Radomes (Single Aisle Programs)	11/9/2015	12/14/2015	1/12/2016	2/16/2016	3/14/2016	4/13/2016

Preliminary On-Dock Dates

Attachment B to Exhibit E of PA 1810		SA 87
	BOEING PROPRIETARY	Page 5

Month of Delivery
Item	Aug 2016	Sep 2016	Oct 2016	Nov 2016	Dec 2016	Jan 2017
Seats	6/22/2015	7/21/2016	8/23/2016	9/22/2016	10/21/2016	11/18/2016
Galleys/Furnishings	6/15/2016	7/14/2016	8/16/2016	9/15/2016	10/14/2016	11/11/2016
Antennas & Mounting Equipment	4/22/2016	5/20/2016	6/23/2016	7/22/2016	8/22/2106	9/19/2016
Avionics	6/15/2016	7/14/2016	8/16/2016	9/15/2016	10/14/2016	11/11/2016
Cabin Systems Equipment	6/15/2016	7/14/2016	8/16/2016	9/15/2016	10/14/2016	11/11/2016
Miscellaneous Emergency Equipment	6/15/2016	7/14/2016	8/16/2016	9/15/2016	10/14/2016	11/11/2016
Textiles/Raw Material	3/10/2016	4/7/2016	5/10/2016	6/9/2016	7/11/2016	8/9/2016
Cargo Systems (Single Aisle Programs)	6/1/2016	7/1/2016	8/2/2016	9/1/2016	10/1/2016	10/28/2016
Provision Kits (Single Aisle Programs)	2/1/2016	3/1/2016	4/1/2016	5/2/2016	6/1/2016	6/28/2016
Radomes (Single Aisle Programs)	5/16/2016	5/13/2016	7/15/2016	8/15/2016	9/14/2016	10/11/2016

Preliminary On-Dock Dates Month of Delivery
Item	Feb 2017	Mar 2017	Apr 2017	May 2017	Jun 2017
Seats	12/14/2016	1/23/2017	2/20/2017	3/23/2017	4/20/2017
Galleys/Furnishings	12/7/2016	1/16/2017	2/13/2017	3/16/2017	4/13/2017
Antennas & Mounting Equipment	10/14/2016	11/23/2016	12/20/2016	1/23/2017	2/20/2017
Avionics	12/7/2016	1/16/2017	2/13/2017	3/16/2017	4/13/2017
Cabin Systems Equipment	12/7/2016	1/16/2017	2/13/2017	3/16/2017	4/13/2017
Miscellaneous Emergency Equipment	12/7/2016	1/16/2017	2/13/2017	3/16/2017	4/13/2017
Textiles/Raw Material	8/30/2016	9/29/2016	10/27/2016	12/1/2016	1/9/2017
Cargo Systems (Single Aisle Programs)	11/23/2016	1/3/2017	1/30/2017	3/2/2017	3/30/3017
Provision Kits (Single Aisle Programs)	7/22/2016	9/2/2016	9/30/2016	11/2/2016	11/30/2016
Radomes (Single Aisle Programs)	12/14/2016	1/23/2017	1/13/2017	2/16/2017	3/13/2017

Attachment B to Exhibit E of PA 1810		SA 87
	BOEING PROPRIETARY	Page 6

Preliminary On-Dock Dates for deliveries from January 2018 to May 2018 are TBD.

3.    Additional Delivery Requireents - Import.
Buyer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Buyer’s BFE shipments comply with U.S. Customs Service regulations. In the event Buyer requests Boeing, in writing, to act as importer of record for Buyer’s BFE, and Boeing agrees to such request, Buyer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Buyer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Buyer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

Attachment B to Exhibit E of PA 1810		SA 87
	BOEING PROPRIETARY	Page 7

Attachment A to SWA-PA-1810-LA1001315R3

***

Letter Agmt SWA-PA-1810-LA-1001315R3; paragraph 3
No.	Model	Aircraft Block	MSN's	Current Delivery Mo.	Base Year	***
1	737-700	T-W-2b	36962	July-11	1999	***
2	737-700	T-W-2b	36963	July-11	1999	***
3	737-700	T-W-2b	36965	August-11	1999	***
4	737-700	T-W-2b	36967	October-11	1999	***
5	737-800	800LUV	36980	March-12	2011	***
6	737-800	800LUV	36983	April-12	2011	***
7	737-800	800LUV	36985	May-12	2011	***
8	737-800	800LUV	36987	May-12	2011	***
9	737-800	800LUV	36990	July-12	2011	***
10	737-800	800LUV	36992	August-12	2011	***
11	737-800	800LUV	36994	September-12	2011	***
12	737-800	800LUV	37003	November-12	2011	***
13	737-800	800LUV	37009	December-12	2011	***
14	737-800	800LUV	36973	March-13	2011	***
15	737-800	800LUV	36998	March-13	2011	***
16	737-800	800LUV	36908	April-13	2011	***
17	737-800	800LUV	36933	September-13	2011	***
18	737-800	800LUV	42526	November-13	2011	***
19	737-800	800LUV	37004	March-14	2011	***
20	737-800	800LUV	42521	May-14	2011
21	737-800	800LUV	42522	June-14	2011
22	737-800	800LUV	60082	June-14	2011
23	737-800	800LUV	60083	June-14	2011
24	737-800	800LUV	42523	June-14	2011
25	737-800	800LUV	60084	July-14	2011
26	737-800	800LUV	60085	July-14	2011
27	737-800	800LUV	60086	July-14	2011
28	737-800	800LUV	42524	August-14	2011
29	737-800	800LUV	42525	August-14	2011
30	737-800	800LUV	36935	August-14	2011
31	737-800	800LUV	42527	September-14	2011
32	737-800	800LUV	42528	August-14	2011
33	737-800	800LUV	42531	September-14	2011
34	737-800	800LUV	36909	October-14	2011
35	737-800	800LUV	42529	December-14	2011
36	737-800	800LUV	42530	December-14	2011
37	737-800	800LUV	37045	December-14	2011
38	737-800	800LUV	37037	December-14	2011
39	737-800	800LUV	42535	January-15	2011
40	737-800	800LUV	36940	November-15	2011
41	737-700	700LUV	36938	April-16	2011
42	737-700	700LUV	36939	May-16	2011
43	737-700	700LUV	36945	July-16	2011
44	737-700	700LUV	36977	September-16	2011
45	737-700	700LUV	42532	January-17	2011
46	737-700	700LUV	36910	January-17	2011
47	737-700	700LUV	36970	February-17	2011
48	737-700	700LUV	36969	February-17	2011

SA-87

Attachment A to SWA-PA-1810-LA1001315R3

49	737-700	700LUV	36,972	March-17	2011
50	737-700	700LUV	36927	April-17	2011
51	737-700	700LUV	36,974	April-17	2011
52	737-700	700LUV	36925	May-17	2011
53	737-700	700LUV	36975	May-17	2011
54	737-700	700LUV	36976	June-17	2011
55	737-700	700LUV	36926	January-18	2011
56	737-700	700LUV	42533	February-18	2011
57	737-700	700LUV	42545	February-18	2011
58	737-700	700LUV	42534	March-18	2011
59			tbd
60			tbd
61			tbd
62			tbd

SA-87